UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): OCTOBER 1, 2004


                               CIROND CORPORATION
             (Exact name of registrant as specified in its charter)


            NEVADA                      0-49763               88-0469593
(State or other jurisdiction of       (Commission            (IRS Employer
        incorporation)                File Number)        Identification No.)


    4185 STILL CREEK DRIVE #B-101, BURNABY, BRITISH COLUMBIA, CANADA V5C 6G9
               (Address of principal executive offices) (Zip Code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

        Registrant's telephone number, including area code (604) 205-5039

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective October 1, 2004, Cirond Corporation (the "Company") entered into an agreement (the "Agreement") with Regency Capital Partners, L.L.C. ("Regency"), pursuant to which Regency agreed to introduce the Company's products and services to various government entities and personnel (the "Prospects"). Regency is an arm's-length third party and is not affiliated with the Company or any of its officers, directors or principal shareholders.

The Agreement was effective October 1, 2004 and terminates September 30, 2005, unless the parties decide to extend the Agreement. Pursuant to the terms of the Agreement, the Company is required to pay Regency a monthly cash retainer of $25,000, beginning October 1, 2004 and on the first day of each subsequent month through the termination of the Agreement. In addition, if the Company enters into an agreement with any Prospect, including any extensions or renewals of such agreement (a "Sales Agreement"), during the term of the Agreement or within 180 days after termination of the Agreement, Regency is entitled to a commission equal to 20% of the gross revenues received from such Sales Agreement. Gross revenues is defined as the gross revenues received by the Company from the sale of its products and services, less any discounts and refunds. Such commission is payable monthly to Regency. The Company has also agreed to reimburse Regency for reasonable expenses incurred in connection with the engagement contemplated by the Agreement; provided, however, that Regency must obtain approval in advance from the Company for expenses in excess of $500 per month.

The Agreement was amended November 2, 2004, to revise the schedule to the Agreement containing the list of government entities and personnel to which the Agreement applies. The amendment was not a material revision of the Agreement.

The Company has also made a one-time $20,000 payment to Regency in connection with an agreement dated September 10, 2004, between the Company and Regency.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits:

REGULATION
S-B NUMBER                          DOCUMENT

  10.1 Agreement with Regency Capital Partners dated October 1, 2004, as amended November 2, 2004.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CIROND CORPORATION


December 2, 2004                   By:  /s/ ISAAC MOSS
                                      -------------------------------------
                                      Isaac Moss
                                      Secretary






















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